EXHIBIT  99.1

FOR IMMEDIATE RELEASE

Toys ‘‘R’’ Us, Inc. Announces Expiration of Its Tender Offer and Consent Solicitation for the 8-3/4% Debentures due September 1, 2021 Without Satisfaction of Minimum Tender Condition

WAYNE, N.J., June 29, 2005--Toys “R” Us, Inc. (NYSE: TOY) announced that as of the expiration time of 5:00 p.m., New York City time, on June 28, 2005, the minimum tender condition had not been satisfied in its previously announced tender offer and consent solicitation for the 8¾% Debentures due September 1, 2021 (the “Debentures”), and Toys “R” Us, Inc. will not accept any tendered Debentures for payment.  All tendered Debentures will be returned promptly to the holders.

THIS ANNOUNCEMENT IS NOT AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL OR A SOLICITATION OF CONSENTS WITH RESPECT TO THE DEBENTURES.

Toys “R” Us, Inc. is one of the leading specialty toy retailers in the world. It currently sells merchandise through more than 1,500 stores, including 680 toy stores in the U.S. and 615 international toy stores, including licensed and franchise stores as well as through its Internet sites at www.toysrus.com, www.imaginarium.com, and www.sportsrus.com. Babies “R” Us, a division of Toys “R” Us, Inc., is the largest baby product specialty store chain in the world and a leader in the juvenile industry, and sells merchandise through 220 stores in the U.S. as well as on the Internet at www.babiesrus.com.

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. All statements herein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases such as “anticipate,” “estimate,” “plan,” “expect,” “believe,” “intend,” “foresee,” “will,” “may,” and similar words or phrases. These statements discuss, among other things, implementation of our proposed merger, our strategy, store openings and renovations, future financial or operational performance, anticipated cost savings, results of store closings and restructurings, anticipated domestic or international developments, future financings and other goals, targets and future occurrences and trends. These statements are subject to risks, uncertainties and other factors, including, among others, competition in the retail industry, seasonality of our business, changes in consumer preferences and consumer spending patterns, general economic conditions in the United States and other countries in which we conduct our business, the timing and receipt of approvals for the proposed merger, our ability to implement our strategy, availability of adequate financing, our dependence on key vendors of our merchandise, domestic and international events affecting the delivery of toys and other products to our stores, economic, political and other developments associated with our international operations, existence of adverse litigation and risks, uncertainties and factors set forth in our reports and documents filed with the Securities and Exchange Commission (which reports and documents should be read in conjunction with this press release). We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

CONTACT:
For Dealer Manager:
Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010-3629 Call (toll free): 800-820-1653
For Information Agent:
Georgeson Shareholder Communications Inc. 800-561-4106 (toll free)